UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Forestar Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 23, 2017

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.       Entry into a Material Definitive Agreement.

Second Amendment to the Merger Agreement

On June 22, 2017, Forestar Group Inc., a Delaware corporation (the “Company”), entered into Amendment No. 2 (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of April 13, 2017 and as amended on June 21, 2017 (such agreement as so amended, the “Merger Agreement”) by and among Terra Firma Merger Parent, L.P., a Delaware limited partnership (“Parent”), and Terra Firma Merger Sub, L.P., a Delaware limited partnership and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company.  Parent and Merger Sub are affiliates of Starwood Capital Group (“Starwood”).  Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of Parent.

The Second Amendment provides for an increase in the per share merger consideration to be paid to the Company’s stockholders from $15.50 per share in cash, without interest, to $16.00 per share in cash, without interest.

Other than as expressly modified pursuant to the Second Amendment and Amendment No. 1 to the Merger Agreement, dated June 21, 2017, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on June 22, 2017, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 14, 2017, remains in full force and effect as originally executed on April 13, 2017. The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated June 22, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: June 23, 2017	By:	/s/ Charles D. Jehl
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated June 22, 2017

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Exhibit 2.1

AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is entered into as of June 22, 2017, by and among Terra Firma Merger Parent, L.P. (the “Parent”), Terra Firma Merger Sub, L.P. (“Merger Sub”) and Forestar Group Inc. (the “Company” and together with the Parent and the Merger Sub, the “Parties”).

RECITALS:

WHEREAS, Parent, Merger Sub and the Company are party to that certain Agreement and Plan of Merger, dated as of April 13, 2017 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”);

WHEREAS, pursuant to Section 8.3 of the Merger Agreement, the Merger Agreement may be amended only by written agreement signed by the Parties; and

WHEREAS, the Parties desire to amend the Merger Agreement.

NOW, THEREFORE, the Parties agree as follows:

SECTION 1.                               Amendment to Merger Agreement.

(a)                                 Section 3.1(a) of the Merger Agreement is hereby amended by amending and restating the definition of “Merger Consideration” to replace “$15.50” with “$16.00.”

SECTION 2.                               Miscellaneous.

(a)                                 Effect of Amendment.  Except to the extent the Merger Agreement is modified by this Amendment, the remaining terms and conditions of the Merger Agreement shall remain un-waived and unmodified and in full force and effect.

(b)                                 Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the Laws (as defined in the Merger Agreement) that might otherwise govern under applicable principles of conflict of laws thereof.

(c)                                  Counterparts.  This Amendment may be executed in two or more counterparts (including by facsimile or other electronic method), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

PARENT:

TERRA FIRMA MERGER PARENT, L.P.

By:	/s/ David Baker
Name:	David Baker
Title:	Vice President

MERGER SUB:

TERRA FIRMA MERGER SUB, L.P.

By:	/s/ David Baker
Name:	David Baker
Title:	Vice President

COMPANY:

FORESTAR GROUP INC.

By:	/s/ Phillip J. Weber
Name:	Phillip J. Weber
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Agreement and Plan of Merger]